                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-36595) of our reports dated March 14, 2000 appearing on pages 35 and 55 of Post Properties, Inc.'s and Post Apartment Homes, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1999, respectively.

PricewaterhouseCoopers LLP

Atlanta, Georgia
March 14, 2000